UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)

(441) 496-2600
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $0.0125 per share	AXS	New York Stock Exchange
Depositary shares, each representing a 1/100th interest in a 5.50% Series E preferred share	AXS PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 7, 2022, AXIS Capital Holdings Limited, a Bermuda company (the “Company”) announced that Steve Arora, Chief Executive Officer of AXIS Reinsurance, will be leaving the Company effective December 31, 2022 in connection with the operational changes referenced below.

AXIS Re SE, Dublin (Zurich Branch), a subsidiary of the Company (“AXIS Re”), and Mr. Arora entered into a separation agreement (the “Separation Agreement”) on June 6, 2022. Under the terms of the Separation Agreement and subject to Mr. Arora’s execution of a general release of claims and agreement to comply with the restrictive covenants referenced in his employment agreement, Mr. Arora will receive the payments and benefits required under Section 4(d) of his employment agreement relating to a termination by the Company without cause or by the executive for good reason, including the continued vesting of his outstanding equity awards that remain unvested as of his separation date. In addition, the Company has agreed to reimburse Mr. Arora for his legal expenses actually incurred in an amount not to exceed $5,000.

The foregoing summary is qualified in its entirety by reference to the Separation Agreement which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2022.

Item 7.01	Regulation FD Disclosure

On June 7, 2022, the Company issued a press release announcing actions to advance leadership in specialty underwriting. The press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document

99.1	Press release dated June 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2022

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad D. Brooks
Conrad D. Brooks
General Counsel